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                                                                   EXHIBIT 10.42

                  Amendment to EXECUTIVE EMPLOYMENT Agreement

     THIS AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT is entered into effective as of March 9, 2000, by and between Gerald R. Riordan (the "Executive") and United Road Services, Inc., a Delaware corporation (the "Company").

     WHEREAS, the Company and the Executive have entered into that certain Executive Employment Agreement, dated as of October 11, 1999 (the "Original Agreement"); and

     WHEREAS, the Company and the Executive desire to amend the definition of "Change of Control" in the Original Agreement to provide that a Change of Control includes a change in control of the Company's Board of Directors that results from a sale of the Company's securities.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree:

     1. The Original Agreement is hereby amended by deleting Section 4(b)(iv) of the Original Agreement in its entirety and replacing said Section 4(b)(iv) with the following:

          "(iv) any time that, as a result of or in connection with a tender offer, sale of securities, merger, consolidation, sale of assets or contested election, or any combination of such transactions, the persons who were directors of the Company immediately before such transaction or event cease to constitute a majority of the Board of Directors of the Company or of any successor to the Company at any time within one year after such transaction or event, or"

     2. All remaining provisions of the Original Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment to Option Agreement as of the date first above written.


EXECUTIVE                                 UNITED ROAD SERVICES, INC.

By:   /s/ Gerald R. Riordan               By:   /s/ Richard A. Molyneux
      ---------------------                     -----------------------
      Gerald R. Riordan                         Richard A. Molyneux
      Chairman of the Board